Exhibit 10.53

FIRST AMENDMENT

FIRST AMENDMENT, dated as of April 12, 2005 (this “Amendment”), among Herbalife International, Inc., a Nevada corporation (the “Borrower”), the Guarantors identified as such on the signature pages hereto (collectively, the “Guarantors”), the Lenders identified as such on the signature pages hereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”), to that certain Credit Agreement, dated as of December 21, 2004 (the “Credit Agreement”), among the Borrower, the Guarantors identified as such on the signature pages thereto, the Lenders party thereto from time to time, Morgan Stanley & Co. Incorporated, as Collateral Agent, the joint lead arrangers, bookrunners and other agents identified therein and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend the definition of “Applicable Margin” in the Credit Agreement and make certain other changes to the Credit Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.  Defined Terms.  Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

2.  Amendment.

(a)  The definition of “Applicable Margin” is replaced in its entirety with the following:

“Applicable Margin” means (i) for the first two full quarters after the Closing Date (A)(I) 2.00% in the case of Revolving Loans maintained as Eurodollar Loans and (II) 1.00% in the case of Revolving Loans maintained as ABR Loans and (B)(I) 1.75% in the case of Term Loans maintained as Eurodollar Loans and (II) 0.75% in the case of Term Loans maintained as ABR Loans and (ii) for the period after the first two full quarters after the Closing Date, the Applicable Margin shall be determined by reference to the Debt Rating and the Applicable Percentage set forth below; provided, in the event of a split rating, the higher of such Debt Ratings shall be used to determine the Applicable Margin, except that, if there is a two-tier difference in the Debt Ratings, the Debt Rating one notch higher than the lower of the two Debt Ratings shall be used to determine the Applicable Margin.

Senior Credit Facilities Rating Moody’s/S&P	Applicable Percentage (Term Loans)
	Eurodollar	ABR
≥Ba3/BB	1.75%	0.75%
<Ba3/BB	2.00%	1.00%

Senior Credit Facilities Rating Moody’s/S&P	Applicable Percentage (Revolving Loans)
	Eurodollar	ABR
≥Ba1/BB+	1.75%	0.75%
<Ba1/BB+	2.00%	1.00%

(b)  The following definition shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical position:

“First Amendment Effective Date” means April 12, 2005.

(c)  The following shall be inserted before the final period at the end of Section 2.10(a) of the Credit Agreement:

“; provided, further, that the amount payable in connection with any optional prepayment of the Term Loans made on or before the first anniversary of the First Amendment Effective Date shall be equal to 101% of the principal amount of the Term Loans being prepaid if such prepayment is made with proceeds from a partial or complete bank refinancing of the Term Loans”.

(d)  Each of Section 2.10(c), Section 2.10(d), Section 2.10(e) and Section 2.10(f) of the Credit Agreement is hereby amended by replacing “Sections 2.10(h) and (i)” with “Sections 2.10(i) and (j)”.

3.  Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof (the “Effective Date”) when (a) the Required Lenders, including all Term Lenders, have executed and delivered a counterpart of this Amendment and the Borrower and the Guarantors have delivered duly executed counterparts of this Amendment to the Administrative Agent and (b) the Administrative Agent has received payment from the Borrower for any and all fees, costs and expenses (including those of legal counsel) relating to the Credit Agreement and this Amendment.

4.  Representations and Warranties.  As of the Effective Date, before and after giving effect to this Amendment, each of the Borrower and the other Loan Parties hereby represents and warrants to the Administrative Agent and each Lender that:

(a)  no Default or Event of Default has occurred or is continuing; and

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(b)  the representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made as of the Effective Date, except to the extent such representations and warranties expressly relate to a different date.

5.  Status of Loan Documents.

(a)  This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly consented to and amended hereby, the terms, provisions and conditions of the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects; and

(b)  No consent, amendment or waiver of any terms or provisions of the Credit Agreement made hereunder shall relieve the Borrower or any other Loan Party from complying with any other term or provision of the Credit Agreement or the other Loan Documents.

6.  Miscellaneous.

(a)  No Waiver, Cumulative Remedies.  No failure or delay or course of dealing on the part of the Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.  The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lenders would otherwise have.  No notice to or demand on the Borrower or any other Loan Party in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lenders to any other or further action in any circumstances without notice or demand.

(b)  Ratification and Reaffirmation; Confirmation; Acknowledgment.  Each Guarantor (i) ratifies and reaffirms the Loan Documents to which such Guarantor is a party, (ii) confirms such Guarantor’s agreement to the terms of this Amendment and (iii) acknowledges that such Guarantor has no offsets or defenses to such Guarantor’s obligations under the Loan Documents to which such Guarantor is a party and no claims or counterclaims against the Lenders.

(c)  Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all of its costs and expenses (including, without limitation, fees and disbursements of legal counsel) incurred up to and on the Effective Date or in connection with the Credit Agreement or this Amendment.

(d)  Headings Descriptive.  The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

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(e)  Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(f)  Counterparts.  This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  The delivery of a counterpart may be made by facsimile or electronic transmission.

(g)  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HERBALIFE INTERNATIONAL, INC.,
a Nevada corporation, as Borrower

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

WH CAPITAL CORPORATION,
a Nevada corporation, as a Guarantor

By:	/s/ GREGORY L. PROBERT
	Name:	Gregory L. Probert
	Title:	President

HERBALIFE INTERNATIONAL OF AMERICA, INC.,
a Nevada corporation, as a Guarantor

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

HERBALIFE INTERNATIONAL OF EUROPE, INC.,
a California corporation, as a Guarantor

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

HERBALIFE INTERNATIONAL COMMUNICATIONS, INC.,
a California corporation, as a Guarantor

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

[Herbalife First Amendment]

HERBALIFE INTERNATIONAL DISTRIBUTION, INC.,
a California corporation, as a Guarantor

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

HERBALIFE TAIWAN, INC.,
a California corporation, as a Guarantor

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

HERBALIFE INTERNATIONAL (THAILAND), LTD.,
a California corporation, as a Guarantor

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

HERBALIFE INTERNATIONAL DO BRASIL LTDA.,
a corporation dually organized in Brazil and Delaware,
as a Guarantor

By:	/s/ ENEIDA BINI
	Name:	Eneida Bini
	Title:	Managing Officer

HERBALIFE LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

WH INTERMEDIATE HOLDINGS LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

HBL LTD.,
a Cayman Islands exempted company with limited liability, as a Guarantor

By:	/s/ RICHARD P. GOUDIS
	Name:	Richard P. Goudis
	Title:	Chief Financial Officer

WH LUXEMBOURG HOLDINGS S.à.R.L.,
a Luxembourg corporation, as a Guarantor

By:	/s/ BRIAN KANE
	Name:	Brian Kane
	Title:	Manager

HLF LUXEMBOURG HOLDINGS S.à R.L.,
a Luxembourg corporation, as a Guarantor

By:	/s/ BRIAN KANE
	Name:	Brian Kane
	Title:	Manager

WH LUXEMBOURG INTERMEDIATE HOLDINGS S.à.R.L.,
a Luxembourg corporation, as a Guarantor

By:	/s/ BRIAN KANE
	Name:	Brian Kane
	Title:	Manager

HERBALIFE INTERNATIONAL OF ISRAEL (1990) LTD.,
an Israeli corporation, as a Guarantor

By:	/s/ GREGORY L. PROBERT
	Name:	Gregory L. Probert
	Title:	President

HERBALIFE INTERNATIONAL FINLAND OY,
a Finnish corporation, as a Guarantor

By:	/s/ CHRISTOPHE THOMANN
	Name:	Christophe Thomann
	Title:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ EUGENE F. MARTIN
	Name:	Eugene F. Martin
	Title:	Vice President

ACKNOWLEDGMENT AND CONSENT

By signing below, the each of the undersigned (x) ratifies and reaffirms the Loan Documents to which it is a party, (y) confirms its agreement to the terms of this First Amendment and (z) acknowledges that it has no offsets or defenses to its obligations under the Loan Documents to which it is a party and no claims or counterclaims against the Lenders.

HERABLIFE OF JAPAN, K.K.

By:	/s/ WILLIAM RAHN
	Name:	William Rahn
	Title:	Representative Director

HERBALIFE INTERNATIONAL DE MEXICO, S.A. DE C.V.

By:	/s/ SERGIO MEDINA
	Name:	Sergio Medina
	Title:	Authorized Signatory

HERABLIFE PRODUCTS DE MEXICO, S.A. DE C.V.

By:	/s/ SERGIO MEDINA
	Name:	Sergio Medina
	Title:	Authorized Signatory

HERBALIFE (U.K.) LIMITED

By:	/s/ RICHARD HOBBY
	Name:	Richard Hobby
	Title:	Managing Director

HERBALIFE EUROPE LIMITED

By:	/s/ GREGORY L. PROBERT
	Name:	Gregory L. Probert
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF DECEMBER 21, 2004, AMONG HERBALIFE INTERNATIONAL, INC., THE GUARANTORS IDENTIFIED AS SUCH ON THE SIGNATURE PAGES THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, AND MORGAN STANLEY SENIOR FUNDING, INC., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

FORTRESS PORTFOLIO TRUST
BY: FOUR CORNERS CAPITAL MANAGEMENT LLC
AS INVESTMENT MANAGER
,
AS A LENDER

By:	/S/ VIJAY SRINIVASAN
Name: Vijay Srinivasan
Title: Authorized Signatory

NAME OF INSTITUTION:

BLACKROCK SENIOR INCOME SERIES

,
AS A LENDER

By:	/S/ THOMAS COLWELL
Name: Thomas Colwell
Title: Authorized Signatory

NAME OF INSTITUTION:

MAGNETITE IV CLO, LTD

,
AS A LENDER

By:	/S/ THOMAS COLWELL
Name: Thomas Colwell
Title: Authorized Signatory

NAME OF INSTITUTION:

MAGNETITE V CLO, LTD

,
AS A LENDER

By:	/S/ THOMAS COLWELL
Name: Thomas Colwell
Title: Authorized Signatory

NAME OF INSTITUTION:

MARINER CDO 2002, LTD.
BY: ANTARES ASSET MGT. INC., AS COLLATERAL MGR.

,
AS A LENDER

By:	/S/ DAVID MAHON
Name: David Mahon
Title: Vice President

NAME OF INSTITUTION:

MONUMENT PARK CDO LTD.
BY: BLACKSTONE DEBT ADVISORS L.P.

,
AS A LENDER

By:	/S/ DEAN T. CRIARES
Name: Dean T. Criares
Title: Managing Director

NAME OF INSTITUTION:

MORGAN STANLEY SENIOR FUNDING INC.

,
AS A LENDER

By:	/S/ EUGENE F. MARTIN
Name: Eugene F. Martin
Title: Vice President

NAME OF INSTITUTION:

NAVIGATOR CDO 2003, LTD
BY: ANTARES ASSET MGT. INC., AS COLLATERAL MGR

,
AS A LENDER

By:	/S/ DAVID MAHON
Name: David Mahon
Title: Vice President

NAME OF INSTITUTION:

NAVIGATOR CDO 2004, LTD
BY: ANTARES ASSET MGMT. INC., AS AGENT

,
AS A LENDER

By:	/S/ DAVID MAHON
Name: David Mahon
Title: Vice President

NAME OF INSTITUTION:

OPPENHEIMER SENIOR FLOATING RATE FUND
,
AS A LENDER

By:	/S/ LISA CHAFFEE
Name: Lisa Chaffee
Title: AVP

NAME OF INSTITUTION:

PIONEER FLOATING RATE TRUST
BY: HIGHLAND CAPITAL MGMT., LP
AS SUB-ADVISOR
,
AS A LENDER

By:	/S/ R. JOSEPH DOUGHERTY
Name: R. Joseph Dougherty
Title: Senior Vice President, Secretary

NAME OF INSTITUTION:

PREMIUM LOAN TRUST I, LTD.

,
AS A LENDER

By:	/S/ GUIA TRUTTER
Name: Giuia Trutter
Title: Managing Director

NAME OF INSTITUTION:

COOPERATIVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A.
“RABOBANK INTERNATIONAL:, NEW YORK BRANCH

,
AS A LENDER

By:	/S/ PAMELA BEAL
Name: Pamela Beal
Title: Vice President

By:	/S/ REBECCA O. MORROW
Name: Rebecca O. Morrow
Title: Executive Director

NAME OF INSTITUTION:

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR RACE POINT CLO, LTD
AS TERM LENDER

,
AS A LENDER

By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director, Portfolio Manager

NAME OF INSTITUTION:

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR RACE POINT II CLO,
LIMITED, AS TERM LENDER

,
AS A LENDER

By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director, Portfolio Manager

NAME OF INSTITUTION:

SANKATY HIGH YIELD ASSET PARTNERS, II L.P.

,
AS A LENDER

By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director, Portfolio Manager

NAME OF INSTITUTION:

SCOTIABANK (IRELAND) LIMITED

,
AS A LENDER

By:	/S/ JOHN R.M. CAMPBELL
Name: John R.M. Campbell
Title: Authorized Signatory

NAME OF INSTITUTION:

SENIOR DEBT PORTFOLIO
BY: BOSTON MGT AND RESEARCH
AS INVESTMENT ADVISOR

,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

SENIOR LOAN PORTFOLIO

,
AS A LENDER

By:	/S/ THOMAS COLWELL
Name: Thomas Colwell
Title: Authorized Signatory

NAME OF INSTITUTION:

SOUTHFORK CLO, LTD.
BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
AS COLLATERAL MANAGER

,
AS A LENDER

By:	/S/ DAVID LANCELOT
Name: David Lancelot
Title: Treasurer

NAME OF INSTITUTION:

STANFIELD QUATTRO CLO, LTD.
BY: STANFIELD CAPITAL PARTNERS LLC
AS ITS COLLATERAL MANAGER

,
AS A LENDER

By:	/S/ CHRISTOPHER E. JANSEN
Name: Christopher E. Jansen
Title: Managing Partner

NAME OF INSTITUTION:

STANFIELD VANTAGE CLO, LTD.
BY: STANFIELD CAPITAL PARTNERS, LLC
AS ITS ASSET MANAGER

,
AS A LENDER

By:	/S/ CHRISTOPHER E. JANSEN
Name: Christopher E. Jansen
Title: Managing Partner

NAME OF INSTITUTION:

TOLLI & CO.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

UNION BANK OF CALIFORNIA, N.A.

,
AS A LENDER

By:	/S/ DAVID J. STASSEL
Name: David J. Stassel
Title: VP

NAME OF INSTITUTION:

UNION SQUARE CDO LTD.
BY: BLACKSTONE DEBT ADVISORS L.P.
AS COLLATERAL MANAGER

,
AS A LENDER

By:	/S/ DEAN T CRIARES
Name: Dean T. Criares
Title: Managing Director

NAME OF INSTITUTION:

VENTURE CDO 2002, LIMITED
BY ITS INVESTMENT ADVISOR, MJX ASSET MANAGEMENT LLC

,
AS A LENDER

By:	/S/ HANS CHRISTENSEN
Name: Hans Christensen
Title: Chief Investment Officer

NAME OF INSTITUTION:

VENTURE II CDO 2002 LIMITED
BY ITS INVESTMENT ADVISOR, MJX ASSET MGT LLC

,
AS A LENDER

By:	/S/ HANS CHRISTENSEN
Name: Hans Christensen
Title: Chief Investment Officer

NAME OF INSTITUTION:

VENTURE III CDO LIMITED
BY ITS INVESTMENT ADVISOR, MJX ASSET MGT LLC

,
AS A LENDER

By:	/S/ HANS CHRISTENSEN
Name: Hans Christensen
Title: Chief Investment Officer

NAME OF INSTITUTION:

VENTURE IV CDO LTD
BY ITS INVESTMENT ADVISOR, MJX ASSET MGT LLC

,
AS A LENDER

By:	/S/ HANS CHRISTENSEN
Name: Hams Christensen
Title: Chief Investment Officer

NAME OF INSTITUTION:

VISTA LEVERAGED INCOME FUND
BY ITS INVESTMENT ADVISOR, MJX ASSET MGT LLC

,
AS A LENDER

By:	/S/ HANS CHRISTENSEN
Name: Hans Christensen
Title: Chief Investment Officer

NAME OF INSTITUTION:

WHITNEY PRIVATE DEBT FUND, LP

,
AS A LENDER

By:	/S/ KEVIN J. COREY
Name: Kevin J. Corey
Title: Authorized Signatory

NAME OF INSTITUTION:

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST

,
AS A LENDER

By:	/S/ THOMAS COLWELL
Name: Thomas Colwell
Title: Authorized Signatory

NAME OF INSTITUTION:

GALAXY IV CLO, LTD
BY: AIG GLOBAL INVESTMENT CORP.
ITS INVESTMENT ADVISOR

,
AS A LENDER

By:	/S/ JULIE BOTHAMLEY
Name: Julie Bothamley
Title: Vice President

NAME OF INSTITUTION:

GALAXY CLO 1999-1 LTD.
BY: AIG GLOBAL INVESTMENT CORP.
AS COLLATERAL MANAGER

,
AS A LENDER

By:	/S/ JULIE BOTHAMLEY
Name: Julie Bothamley
Title: Vice President

NAME OF INSTITUTION:

GENERAL ELECTRIC CAPITAL CORPORATION

,
AS A LENDER

By:	/S/ MARIE G. MOLLO
Name: Marie G. Mollo
Title: Duly Authorized Signatory

NAME OF INSTITUTION:

GOLDENTREE LOAN OPPORTUNITIES I LTD
BY: GOLDENTREE ASSET MGT LP

,
AS A LENDER

By:	/S/ THOMAS M. O’SHEA
Name: Thomas M. O’Shea
Title: Portfolio Manager

NAME OF INSTITUTION:

GOLDENTREE LOAN OPPORTUNITIES II LTD.
BY: GOLDENTREE ASSET MGT LP

,
AS A LENDER

By:	/S/ THOMAS M. O’SHEA
Name: Thomas M. O’Shea
Title: Portfolio Manager

NAME OF INSTITUTION:

GOLDMAN SACHS CREDIT PARTNERS LP

,
AS A LENDER

By:	/S/ PEDRO RAMIREZ
Name: Pedro Ramirez
Title: Authorized Signatory

NAME OF INSTITUTION:

GRAYSON & CO.
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

GREEN LANE CLO LTD.

,
AS A LENDER

By:	/S/ KAITLIN TRINH
Name: Kaitlin Trinh
Title: Vice President

NAME OF INSTITUTION:

HANOVER SQUARE CLO LTD.
BY: BLACKSTONE DEBT ADVISORS L.P.
AS COLLATERAL MANAGER

,
AS A LENDER

By:	/S/ DEAN T. CRIARES
Name: Dean T. Criares
Title: Managing Director

NAME OF INSTITUTION:

HARBOUR TOWN FUNDING LLC

,
AS A LENDER

By:	/S/ MEREDITH J. KOSLICK
Name: Meredith J. Koslick
Title: Assistant Vice President

NAME OF INSTITUTION:

HARCH CLO II LIMITED

,
AS A LENDER

By:	/S/ MICHAEL E. LEWITT
Name: Michael E. Lewitt
Title: Authorized Signatory

NAME OF INSTITUTION:

HEWETT’S ISLAND CDO, LTD.
BY: CYPRESSTREE INVESTMENT MGT. CO. INC.
AS PORTFOLIO MANAGER

,
AS A LENDER

By:	/S/ PRESTON I. CARNES, JR.
Name: Preston I. Carnes, Jr.
Title: Managing Director

NAME OF INSTITUTION:

HEWETT’S ISLAND CLO II, LTD.
BY: CYPRESSTREE INVESTMENT MGT. CO. INC.
AS PORTFOLIO MANAGER

,
AS A LENDER

By:	/S/ PRESTON I. CARNES, JR.
Name: Preston I. Carnes, Jr.
Title: Managing Director

NAME OF INSTITUTION:

HIGHLAND LEGACY LIMITED
BY: HIGHLAND CAPITAL MGT. LP
AS COLLATERAL MANAGER

,
AS A LENDER

By:	/S/ DAVID LANCELOT
Name: David Lancelot
Title: Treasurer

NAME OF INSTITUTION:

IKB CAPITAL CORPORATION

,
AS A LENDER

By:	/S/ DAVID SNYDER
Name: David Snyder
Title: President

NAME OF INSTITUTION:

INVESTORS BANK & TRUST CO. AS SUB-CUSTODIAN AGENT OF CYPRESSTREE INTERNATIONAL HOLDING COMPANY LIMITED

,
AS A LENDER

By:	/S/ PRESTON I. CARNES JR.
Name: Preston I. Carnes Jr.
Title: Managing Director

By:	/S/ JOHN FRABOTTA
Name: John Frabotta
Title: Managing Director

NAME OF INSTITUTION:

KATONAH III, LTD.

,
AS A LENDER

By:	/S/ RALPH DELLA ROCCA
Name: Ralph Della Rocca
Title: Authorized Officer

NAME OF INSTITUTION:

KATONAH IV LTD.

,
AS A LENDER

By:	/S/ RALPH DELLA ROCCA
Name: Ralph Della Rocca
Title: Authorized Officer

NAME OF INSTITUTION:

KATONAH VI, LTD.

,
AS A LENDER

By:	/S/ RALPH DELLA ROCCA
Name: Ralph Della Rocca
Title: Authorized Officer

NAME OF INSTITUTION:

KC CLO I LIMITED

,
AS A LENDER

By:	/S/ IRINA BORLSOVA
Name: Irina Borlsova
Title: Assistant Vice President

By:	/S/ MARIO DE LELLIS
Name: Mario De Lellis
Title: Assistant Vice President

NAME OF INSTITUTION:

KZH SOLEIL LLC

,
AS A LENDER

By:	/S/ HI HUA
Name: Hi Hua
Title: Authorized Agent

NAME OF INSTITUTION:

KZH SOLEIL 2 LLC

,
AS A LENDER

By:	/S/ HI HUA
Name: Hi Hua
Title: Authorized Agent

NAME OF INSTITUTION:

LANDMARK CDO II LTD
ALADDIN CAPITAL MGT LLC

,
AS A LENDER

By:	/S/ WILLIAM S. LUTKINS
Name: William S. Lutkins
Title: Director

NAME OF INSTITUTION:

LANDMARK CDO III LTD.
ALADDIN CAPITAL MGT LLC

,
AS A LENDER

By:	/S/ WILLIAM S. LUTKINS
Name: William S. Lutkins
Title: Director

NAME OF INSTITUTION:

LFC2 LOAN FUNDING LLC, FOR ITSELF OR AS AGENT FOR LFC2 CFPI LOAN FUNDING LLC

,
AS A LENDER

By:	/S/ DOMINIC BREA
Name: Dominic Brea
Title: As Attorney-in-Fact

NAME OF INSTITUTION:

LOAN FUNDING VI LLC FOR ITSELF OR AS AGENT FOR CORPORATE LOAN FUNDING VI LLC

,
AS A LENDER

By:	/S/ DEAN T. CRIARES
Name: Dean T. Criares
Title: Managing Director

NAME OF INSTITUTION:

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR LOAN FUNDING XI LLC AS TERM LENDER

,
AS A LENDER

By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director, Portfolio Manager

NAME OF INSTITUTION:

MADISON PARK FUNDING I, LTD.

,
AS A LENDER

By:	/S/ DAVID H. LERNER
Name: David H. Lerner
Title: Authorized Signatory

NAME OF INSTITUTION:

LANDMARK CDO LTD
ALADDIN CAPITAL MGT LLC

,
AS A LENDER

By:	/S/ WILLIAM S. LUTKINS
Name: William S. Lutkins
Title: Director

NAME OF INSTITUTION:

FOUR CORNERS CLO 2005-1, LTD.
BY: FOUR CORNERS CAPTIAL MGT. LLC
AS COLLATERAL MANAGER

,
AS A LENDER

By:	/S/ VIJAY SRINIVASAN
Name: Vijay Srinivasan
Title: Authorized Signatory

NAME OF INSTITUTION:

ANATARES CAPITAL CORP

,
AS A LENDER

By:	/S/ DAVID MAHON
Name: David Mahon
Title: Director

NAME OF INSTITUTION:

JP MORGAN CHSE BANK, N.A. AS TRUSTEE OF THE ANTARES FUNDING TRUST CREATED UNDER THE TRUST AGREEMENT DATED AS OF NOVEMBER 30, 1999
,
AS A LENDER

By:	/S/ LESLIE HUNDLEY
Name: Leslie Hundley
Title: AVP

NAME OF INSTITUTION:

BABSON CLO LTD. 2003-I
BY: BABSON CAPITAL MGT LLC AS COLLATERAL MGR
,
AS A LENDER

By:	/S/ DAVID P. WELLS, CFA
Name: David P. Wells, CFA
Title: Managing Director

NAME OF INSTITUTION:

LOAN FUNDING VIII LLC
BY: BABSON CAPITAL MGT LLC AS COLLATERAL MANAGER
,
AS A LENDER

By:	/S/ DAVID P. WELLS, CFA
Name: David P. Wells, CFA
Title: Managing Director

NAME OF INSTITUTION:

TRON CLO LTD. 2000-I
BY: BABSON CAPITAL MANAGEMENT LLC AS COLLATERAL MANAGER
,
AS A LENDER

By:	/S/ DAVID P. WELLS, CFA
Name: David P. Wells, CFA
Title: Managing Director

NAME OF INSTITUTION:

BANK OF AMERICA, N.A.

,
AS A LENDER

By:	/S/ KEVIN J. TRIEBER
Name: Kevin J. Trieber
Title: Senior Vice President

NAME OF INSTITUTION:

BANK OF MONTREAL
,
AS A LENDER

By:	/S/ G. WALKER
Name: G. Walker
Title: Authorized Signatory

NAME OF INSTITUTION:

BLACKROCK SENIOR INCOME SERIES II

,
AS A LENDER

By:	/S/ THOMAS COLWELL
Name: Thomas Colwell
Title: Authorized Signatory

NAME OF INSTITUTION:

BUSHNELL CBNA LOAN FUNDING LLC FOR ITSELF OR AS AGENT FOR BUSHNELL CFPI LOAN FUNDING LLC

,
AS A LENDER

By:	/S/ JANET HAACK
Name: Janet Haack
Title: As Attorney-in-Fact

NAME OF INSTITUTION:

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR CASTLE HILL I – INGOTS LTD., AS TERM LENDER
,
AS A LENDER

By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director, Portfolio Manager

NAME OF INSTITUTION:

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR CASTLE HILL II – INGOTS LTD, AS TERM LENDER

,
AS A LENDER

By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director, Portfolio Director

NAME OF INSTITUTION:

SANKATY ADVISORS, LLC AS COLLATERAL
MANAGER FOR CASTLE HILL III CLO, LIMITED AS TERM LENDER
,
AS A LENDER

By:	/S/ DIANE J. EXTER
Name: Diane J. Exter
Title: Managing Director, Portfolio Director

NAME OF INSTITUTION:

CENTURION CDO 8, LTD
BY: AMERICAN EXPRESS ASSET MGT GROUP INC., AS COLLATERAL MANAGER

AS A LENDER

By:	/S/ VINCENT P. PHAN
Name: Vincent P. Phan
Title: Director Operations

NAME OF INSTITUTION:

COSTANTINUS EATON VANCE CDO V, LTD
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

CYPRESSTREE CLAIF FUNDING LLC
,
AS A LENDER

By:	/S/ MEREDITH J. KOSLICK
Name: Meredith J. Koslick
Title: Assistant Vice President

NAME OF INSTITUTION:

DENALI CAPITAL LLC MANAGING MEMBER OF DC FUNDING PARTNERS, PORTFOLIO MANAGER FOR DENALI CAPITAL CLO I, LTD., OR AN AFFILIATE
,
AS A LENDER

By:	/S/ JOHN P. THACKER
Name: John P. Thacker
Title: Chief Credit Officer

NAME OF INSTITUTION:

DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS, PORTFOLIO MANAGER FOR DENALI CAPITAL CLO II, LTD., OR AN AFFILIATE
,
AS A LENDER

By:	/S/ JOHN P. THACKER
Name: John P. Thacker
Title: Chief Credit Officer

NAME OF INSTITUTION:

DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS, PORTFOLIO MANAGER FOR DENALI CAPITAL CLO III, LTD. OR AN AFFILIATE
,
AS A LENDER

By:	/S/ JOHN P. THACKER
Name: John P. Thacker
Title: Chief Credit Officer

NAME OF INSTITUTION:

DENALI CAPITAL LLC, MANAGING MEMBER OF DC FUNDING PARTNERS PORTFOLIO MANAGER FOR DENALI CAPITAL CLO IV, LTD. OR AN AFFILIATE
,
AS A LENDER

By:	/S/ JOHN P. THACKER
Name: John P. Thacker
Title: Chief Credit Officer

NAME OF INSTITUTION:

EAGLE LOAN TRUST
BY: STANFIELD CAPITAL PARTNERS, LLC
AS ITS COLLATERAL MANAGER
,
AS A LENDER

By:	/S/ CHRISTOPHER E. JANSEN
Name: Christopher E. Jansen
Title: Managing Partner

NAME OF INSTITUTION:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

EATON VANCE CDO III, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

EATON VANCE CDO VI LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

EATON VANCE SENIOR
FLOATING-RATE TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

EATON VANCE FLOATING RATE INCOME TRUST BY EATON VANCE MANAGEMENT AS INVESTOR ADVISOR
,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
,
AS A LENDER

By:	/S/ MICHAEL B. BOTTHOF
Name: Michael B. Botthof
Title: Vice President

NAME OF INSTITUTION:

FIDELITY ADVISOR SERIES II FIDELITY
ADVISOR FLOATING RATE HIGH INCOME FUND
,
AS A LENDER

By:	/S/ JOHN H. COSTELLO
Name: John H. Costello
Title: Assistant Treasurer

NAME OF INSTITUTION:

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO
,
AS A LENDER

By:	/S/ JOHN H. COSTELLO
Name: John H. Costello
Title: Assistant Treasurer